UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-08299

Oppenheimer International Small-Mid Company Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices)  (Zip code)

Cynthia Lo Bessette

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end:  August 31

Date of reporting period:  2/29/2016

Item 1.  Reports to Stockholders.

Semiannual Report 2/29/2016

OppenheimerFunds®
The Right Way
to Invest

Oppenheimer International Small-Mid Company Fund

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 2/29/16

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	MSCI ACWI ex USA SMID Net Index	MSCI ACWI ex USA Small Cap Net Index
6-Month	-5.82%	-11.24%	-6.00%	-5.25%
1-Year	-0.80	-6.51	-11.57	-9.53
5-Year	8.85	7.57	0.51	0.89
10-Year	8.77	8.13	2.90	3.44

Prior to 12/29/15, the Fund’s name was Oppenheimer International Small Company Fund.

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 5.75% maximum applicable sales charge except where “without sales charge” is indicated. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. Returns for periods of less than one year are cumulative and not annualized. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800. CALL OPP (225.5677).

2       OPPENHEIMER INTERNATIONAL SMALL-MID COMPANY FUND

Fund Performance Discussion

The Fund’s Class A shares (without sales charge) returned -5.82% during the six-month reporting period ended February 29, 2016. Despite a volatile market environment, the Fund outperformed the MSCI ACWI ex USA SMID Net Index (the “Index”), which returned -6.00% over the same period. Over the longer-term, the Fund’s Class A shares (without sales charge) produced 1-, 5- and 10-year returns of -0.80%, 8.85% and 8.77% for the periods ended February 29, 2016, respectively. The Fund significantly outperformed the Index’s returns of -11.57%, 0.51% and 2.90%, over those same periods.

As a reminder, effective December 29, 2015, the Fund’s name changed from Oppenheimer International Small Company Fund to Oppenheimer International Small-Mid Company Fund and its benchmark changed from the MSCI All Country World Ex USA Small Cap Net Index to the MSCI ACWI ex US SMID Net Index. The new name and benchmark better reflect the Fund’s investment focus in small- and mid-cap companies outside of the U.S., and also enables the portfolio manager greater flexibility to invest in mid-cap stocks in addition to small-cap stocks. The Fund considers small- and mid-cap companies to be those having a market capitalization in the range of the MSCI ACWI ex USA SMID Net Index. The increased ability to invest in the mid-cap universe opens up new possibilities, but it does preclude us from investing meaningfully in micro-cap stocks. The portfolio will have the potential to lag in environments where micro-cap stocks are posting strong performance.

While the investment universe and benchmark has changed, our investment approach has remained the same. We look for companies with meaningful competitive advantages such as technological leadership, intellectual property, strong brands, or industries favoring natural monopolies, along with companies with favorable positions in their industry value chains. In short, we look for companies that have barriers to entry and structural growth. We typically look to avoid unfavorable regulatory environments, commodities and highly cyclical areas of the market.

Sector and country exposures are residuals of our stock selection process. As a result, the Fund tends to be concentrated in sectors where there is more differentiation and more organic growth potential. We also find potential in these sectors for business models that can move from small enterprises into larger ones. The Fund’s largest overweights are in health care and information technology, while the largest underweights are in financials, materials and industrials. The Fund

3 OPPENHEIMER INTERNATIONAL SMALL-MID COMPANY FUND

currently has no exposure to utilities, energy and telecommunication services.

MARKET OVERVIEW

The six-month reporting period ended February 29, 2016, was a tumultuous time for global equity markets. The closing months of 2015 were marked by uncertainty before the Federal Reserve (the “Fed”) raised interest rates in mid-December. In addition, plummeting energy prices, decelerating emerging market growth and sluggish developed market growth, created an environment where investor sentiment swung back and forth like a pendulum. Market volatility picked up significantly to begin 2016. The declines were largely the result of concerns surrounding growth in China and the continued drop in oil prices. Macro factors such as these create risk on/risk off market environments, which have tended to obscure fundamentals and increase market volatility.

FUND REVIEW

The Fund’s overweight position in health care, stocks in consumer staples and the Fund’s underweight in energy contributed to performance. The largest detractors to performance were holdings in the consumer discretionary, materials and information technology sectors.

Top contributors to performance this reporting period included Treasury Wine Estates Limited, Ariake Japan Co., Ltd. and GMO Payment Gateway, Inc.

Treasury Wine Estates is an Australian-based wine company that owns a number of luxury wine brands, and is also involved in the mass-market wine business. Shares of Treasury Wine Estates performed positively as the company’s new management team has been rationalizing its portfolio of vineyards and manufacturing assets, and optimizing the value of its vintage wine inventory. The company has also expanded sales, particularly in Asia. Ariake Japan is a producer of food, primarily meat flavorings. The company has been a market leader in Japan, and is showing success of its expansion into Europe and the United States. The business has strong operating leverage, and we believe that its sales footprint suggests that its profitability outlook is positive. GMO Payment is a leading online payment processing company in Japan that has benefited from rapid growth in e-commerce and online payments.

Detractors from performance this reporting period included Ocado Group PLC, DBV Technologies SA and Bank of Ireland.

Ocado Group plc has been a top holding in the Fund for some time. While the share price can be volatile on a quarterly basis due to short-term news flow, our rationale for holding it has not changed. Ocado is an online grocery retailer in the United Kingdom that is evolving from just food retail into non-food. It is also leveraging its expertise in technology and logistics by licensing that technology to other food retailers globally, allowing them to provide online retail services. These structural growth opportunities

4 OPPENHEIMER INTERNATIONAL SMALL-MID COMPANY FUND

have allowed Ocado to generate solid growth despite a challenging industry backdrop. DBV Technologies is a French biotechnology company with a focus on developing drugs for the treatment of allergies. Food allergies are on the rise and one critical area that does not have an effective treatment is peanut allergies in children. DBV has developed a treatment that is delivered through a patch, which reached a Phase III trial in December 2015. Despite the long-term potential of this company, DBV experienced declines due to volatility in the biotechnology industry during the reporting period. The Bank of Ireland experienced declines in what was a tumultuous period for European banks in general. European banks have been negatively impacted by the low-interest rate environment. We still believe in the long-term opportunity with this company as Ireland is currently the fastest growing economy in

Europe. We believe Bank of Ireland can thrive due to its strong competitive position in the Irish market, and the overall strength of the Irish economy.

STRATEGY & OUTLOOK

As previously mentioned, we are excited about the new opportunity set of companies that we have the opportunity to invest in, and our investment approach remains unchanged. We will continue to look to look for future leaders in the early stages of their growth with the potential for multi-year gains. It is important to note that we have a long-term investment horizon and are willing to wait for our ideas to play out. We view entry price as a key component of future returns. Therefore, we embrace volatility and seek to take advantage of attractive prices during times of adversity.

Rezo Kanovich Portfolio Manager

5 OPPENHEIMER INTERNATIONAL SMALL-MID COMPANY FUND

Top Holdings and Allocations

TOP TEN COMMON STOCK HOLDINGS

Lonza Group AG	1.9%
NICE-Systems Ltd., Sponsored ADR	1.6
Ocado Group plc	1.6
Ariake Japan Co. Ltd.	1.3
H. Lundbeck AS	1.3
SCSK Corp.	1.3
Britvic plc	1.3
Abcam plc	1.2
Carl Zeiss Meditec AG	1.2
Ossur HF	1.1

Portfolio holdings and allocations are subject to change. Percentages are as of February 29, 2016, and are based on net assets. For more current Fund holdings, please visit oppenheimerfunds.com.

TOP TEN GEOGRAPHICAL HOLDINGS

United States	18.3%
Japan	18.2
United Kingdom	16.2
Switzerland	8.3
Germany	7.7
France	4.2
India	4.1
Denmark	3.1
Ireland	2.5
Spain	2.0

Portfolio holdings and allocation are subject to change. Percentages are as of February 29, 2016, and are based on total market value of investments.

REGIONAL ALLOCATION

Portfolio holdings and allocations are subject to change. Percentages are as of February 29, 2016, and are based on the total market value of investments.

6 OPPENHEIMER INTERNATIONAL SMALL-MID COMPANY FUND

Share Class Performance

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 2/29/16

	Inception Date	6-Month	1-Year	5-Year	10-Year
Class A (OSMAX)	11/17/97	-5.82%	-0.80%	8.85%	8.77%
Class B (OSMBX)	11/17/97	-6.17	-1.56	7.94	8.21
Class C (OSMCX)	11/17/97	-6.16	-1.55	8.03	7.94
Class I (OSCIX)	12/29/11	-5.61	-0.35	17.06*	N/A
Class R (OSMNX)	3/1/01	-5.96	-1.05	8.53	8.42
Class Y (OSMYX)	9/7/05	-5.70	-0.56	9.20	9.16

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 2/29/16

	Inception Date	6-Month	1-Year	5-Year	10-Year
Class A (OSMAX)	11/17/97	-11.24%	-6.51%	7.57%	8.13%
Class B (OSMBX)	11/17/97	-10.86	-6.48	7.65	8.21
Class C (OSMCX)	11/17/97	-7.10	-2.53	8.03	7.94
Class I (OSCIX)	12/29/11	-5.61	-0.35	17.06*	N/A
Class R (OSMNX)	3/1/01	-5.96	-1.05	8.53	8.42
Class Y (OSMYX)	9/7/05	-5.70	-0.56	9.20	9.16

* Shows performance since inception.

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800. CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C shares, the contingent deferred sales charge (“CDSC”) of 1% for the 1-year period. Prior to 7/1/14, Class R shares were named Class N shares. Beginning 7/1/14, new purchases of Class R shares will no longer be subject to a CDSC upon redemption (any CDSC will remain in effect for purchases prior to 7/1/14). There is no sales charge for Class I and Class Y shares. Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B shares uses Class A performance for the period after conversion. Returns for periods of less than one year are cumulative and not annualized.

The Fund’s performance is compared to the MSCI ACWI ex USA SMID Net Index and the MSCI ACWI ex USA Small Cap Net Index. The MSCI ACWI ex USA SMID Net Index is designed to measure the equity market performance of small- and mid-cap developed and emerging markets, excluding the United States. The MSCI ACWI ex USA Small Cap Net Index is designed

7 OPPENHEIMER INTERNATIONAL SMALL-MID COMPANY FUND

to measure the equity market performance of small capitalization developed and emerging markets, excluding the United States. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the indices. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800. CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

8 OPPENHEIMER INTERNATIONAL SMALL-MID COMPANY FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments and/or contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended February 29, 2016.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended February 29, 2016” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

9 OPPENHEIMER INTERNATIONAL SMALL-MID COMPANY FUND

Actual	Beginning Account Value September 1, 2015	Ending Account Value February 29, 2016	Expenses Paid During 6 Months Ended February 29, 2016
Class A	$ 1,000.00	$ 941.80	$ 5.62
Class B	1,000.00	938.30	9.25
Class C	1,000.00	938.40	9.25
Class I	1,000.00	943.90	3.49
Class R	1,000.00	940.40	6.83
Class Y	1,000.00	943.00	4.41

Hypothetical (5% return before expenses)
Class A	1,000.00	1,019.10	5.84
Class B	1,000.00	1,015.37	9.62
Class C	1,000.00	1,015.37	9.62
Class I	1,000.00	1,021.28	3.62
Class R	1,000.00	1,017.85	7.10
Class Y	1,000.00	1,020.34	4.58

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended February 29, 2016 are as follows:

Class	Expense Ratios
Class A	1.16%
Class B	1.91
Class C	1.91
Class I	0.72
Class R	1.41
Class Y	0.91

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

10 OPPENHEIMER INTERNATIONAL SMALL-MID COMPANY FUND

STATEMENT OF INVESTMENTS February 29, 2016 Unaudited

	Shares	Value
Common Stocks—84.8%
Consumer Discretionary—14.3%
Hotels, Restaurants & Leisure—0.7%
J.D. Wetherspoon plc	2,354,630	$23,553,915
OPAP SA	2,800,583	18,550,020
		42,103,935

Household Durables—1.6%
Cairn Homes plc[1]	17,927,220	22,620,067
De’ Longhi SpA	1,757,599	41,407,392
SEB SA	269,330	25,000,699
		89,028,158

Internet & Catalog Retail—4.0%
ASKUL Corp.	2,096,441	63,597,521
ASOS plc[1]	571,816	23,128,374
Ocado Group plc[1]	24,896,260	89,726,517
Qliro Group AB1,2	7,836,819	6,609,475
Start Today Co. Ltd.	770,358	24,556,233
Zalando SE1,3	665,994	20,813,089
		228,431,209

Media—1.3%
COOKPAD, Inc.	1,711,100	32,664,423
CTS Eventim AG & Co. KGaA	458,924	16,174,496
Zenrin Co. Ltd.	1,707,300	27,489,665
		76,328,584

Multiline Retail—0.9%
B&M European Value Retail SA	12,731,070	50,404,277

Specialty Retail—4.3%
Dunelm Group plc	2,296,970	31,658,182
Esprit Holdings Ltd.	50,299,867	45,111,021
Jin Co. Ltd.	539,900	21,808,248
SuperGroup plc	2,976,660	54,731,178
United Arrows Ltd.	514,000	23,614,533
USS Co. Ltd.	2,284,700	35,861,781
XXL ASA[3]	3,055,077	34,525,902
		247,310,845

Textiles, Apparel & Luxury Goods—1.5%
Asics Corp.	1,873,200	34,059,448
Salvatore Ferragamo SpA	1,657,628	36,933,421
TSI Holdings Co. Ltd.	2,647,000	16,961,012
		87,953,881

	Shares	Value
Consumer Staples—6.8%
Beverages—2.3%
Britvic plc	7,468,660	$71,829,116
Treasury Wine Estates Ltd.	8,687,907	59,861,606
		131,690,722

Food & Staples Retailing—1.4%
Ain Holdings, Inc.	1,009,400	45,764,222
Booker Group plc	14,723,460	33,946,155
		79,710,377

Food Products—2.4%
Ariake Japan Co. Ltd.	1,417,900	77,883,039
Aryzta AG1	328,528	15,623,571
Calbee, Inc.	1,147,800	46,252,734
Pescanova SA1	138,481	1,506
		139,760,850

Household Products—0.5%
Rohto Pharmaceutical Co. Ltd.	1,705,833	30,938,956

Personal Products—0.2%
Colgate-Palmolive India Ltd.	1,000,000	12,005,822

Financials—9.5%
Capital Markets—1.7%
3i Group plc	5,798,389	35,009,427
Avanza Bank Holding AB	414,919	16,109,746
Brewin Dolphin Holdings plc	3,727,660	13,409,720
CETIP SA-Mercados Organizados	3,535,044	33,364,836
		97,893,729

Commercial Banks—1.7%
Bank of Ireland[1]	218,803,467	62,141,515
Bankinter SA	5,494,677	36,132,995
		98,274,510

Consumer Finance—0.4%
Shriram Transport Finance Co. Ltd.	2,052,930	23,994,121

Diversified Financial Services—0.3%
BM&FBovespa SA-Bolsa de Valores Mercadorias e Futuros	3,607,000	10,437,758

11 OPPENHEIMER INTERNATIONAL SMALL-MID COMPANY FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value
Diversified Financial Services (Continued)
Moscow Exchange (The)	4,612,064	$6,081,846
		16,519,604

Insurance—4.0%
Bajaj Finserv Ltd.	407,129	9,646,698
Baloise Holding AG	342,502	43,027,191
Euler Hermes Group	472,890	39,136,142
Grupo Catalana Occidente SA	1,781,247	51,670,321
Helvetia Holding AG	113,126	59,798,284
St James’s Place plc	2,022,304	23,868,374
		227,147,010

Real Estate Investment Trusts (REITs)—0.9%
Hibernia REIT plc[2]	38,486,294	52,129,956

Real Estate Management & Development—0.5%
DLF Ltd.	11,183,062	14,493,149
Oberoi Realty Ltd.	4,829,461	16,245,506
		30,738,655

Health Care—21.6%
Biotechnology—4.3%
Abcam plc	7,237,970	67,085,649
Ablynx NV1	850,918	10,806,674
Amarin Corp. plc, ADR[1]	5,296,270	7,732,554
ARIAD Pharmaceuticals, Inc.[1]	1,852,920	10,116,943
Exact Sciences Corp.[1]	1,706,010	8,581,230
Galapagos NV1	671,476	27,736,097
Genmab AS1	270,066	32,760,626
Medivir AB, Cl. B1	399,920	2,834,012
Radius Health, Inc.[1]	356,380	10,441,934
Repligen Corp.[1]	1,335,160	34,353,667
Swedish Orphan Biovitrum AB1	1,264,463	15,261,671
Vernalis plc[1]	9,712,620	8,241,248
Zealand Pharma AS1	761,359	13,262,287
		249,214,592

Health Care Equipment & Supplies—6.4%
Ambu AS, Cl. B	1,261,480	43,160,493
BioMerieux	391,420	49,635,962
Carl Zeiss Meditec AG	2,129,185	66,973,365
DBV Technologies SA1	754,989	38,943,452
Ossur HF	18,822,204	64,035,920

	Shares	Value
Health Care Equipment & Supplies (Continued)
Oxford Immunotec Global plc[1]	1,063,527	$10,199,224
Sirona Dental Systems, Inc.[1]	552,530	61,106,299
STRATEC Biomedical AG	544,887	30,736,901
		364,791,616

Life Sciences Tools & Services—4.6%
Bruker Corp.[1]	1,932,200	50,198,556
Genfit[1]	449,840	13,869,179
Lonza Group AG1	744,490	112,656,791
MorphoSys AG1	145,379	5,908,927
QIAGEN NV1	978,240	20,650,646
Tecan Group AG	407,066	62,840,951
		266,125,050

Pharmaceuticals—6.3%
Almirall SA	841,944	14,206,537
BTG plc[1]	4,584,470	39,557,270
Dechra Pharmaceuticals plc	865,180	13,748,766
Evolva Holding SA1	4,284,428	3,578,791
Faes Farma SA	4,330,709	12,485,657
H. Lundbeck AS1	1,990,143	73,861,423
Ipsen SA	431,070	24,754,396
Kyowa Hakko Kirin Co. Ltd.	2,416,000	35,883,764
Nippon Shinyaku Co. Ltd.	1,290,000	44,114,390
UCB SA	545,120	40,177,970
Vectura Group plc[1,2]	25,979,966	58,688,787
		361,057,751

Industrials—14.6%
Aerospace & Defense—1.2%
CAE, Inc.	3,738,785	41,228,878
Zodiac Aerospace	1,914,940	31,805,815
		73,034,693

Air Freight & Couriers—0.9%
Panalpina Welttransport Holding AG	556,245	50,109,597

Commercial Services & Supplies—0.8%
Mitsubishi Pencil Co. Ltd.	1,303,500	48,680,069

Construction & Engineering—0.5%
Balfour Beatty plc[1]	8,584,270	29,834,530

12 OPPENHEIMER INTERNATIONAL SMALL-MID COMPANY FUND

	Shares	Value
Machinery—5.7%
Aalberts Industries NV	686,778	$21,233,715
Burckhardt Compression Holding AG	89,329	27,931,237
Harmonic Drive Systems, Inc.	921,700	20,759,600
Hoshizaki Electric Co. Ltd.	753,500	58,248,786
IMI plc	2,331,910	27,332,978
KUKA AG	415,476	38,741,965
Metso OYJ	1,407,149	31,001,622
Norma Group SE	348,758	17,973,175
Spirax-Sarco Engineering plc	755,469	32,836,816
Vesuvius plc	2,313,793	9,590,656
Wartsila OYJ Abp	1,018,898	40,910,323
		326,560,873

Road & Rail—0.6%
ComfortDelGro Corp. Ltd.	15,837,000	33,896,688

Trading Companies & Distributors—3.8%
Brenntag AG	801,278	38,743,204
Bunzl plc	1,301,054	34,770,328
Cramo OYJ	2,164,550	43,247,937
MonotaRO Co. Ltd.	1,149,900	26,898,560
SIG plc	9,645,420	18,683,098
Travis Perkins plc	2,234,300	55,333,303
		217,676,430

Transportation Infrastructure—1.1%
Flughafen Zuerich AG	78,734	62,545,706

Information Technology—14.3%
Electronic Equipment, Instruments, & Components—2.2%
Cognex Corp.	383,550	14,195,185
Halma plc	1,530,141	18,856,528
Ingenico Group SA	188,530	18,929,307
Renishaw plc	773,270	18,687,402
Topcon Corp.	1,669,700	17,898,439
Yaskawa Electric Corp.	1,229,500	14,692,458
Yokogawa Electric Corp.	2,450,000	23,574,105
		126,833,424

Internet Software & Services—3.4%
Istyle, Inc.[2]	3,202,600	22,744,799
Kakaku.com, Inc.	1,191,686	20,883,777

	Shares	Value
Internet Software & Services (Continued)
Moneysupermarket.com Group plc	11,902,984	$55,891,312
SMS Co. Ltd.	706,900	11,491,779
XING AG2	363,381	61,345,716
Zoopla Property Group plc[3]	7,593,470	24,302,217
		196,659,600

IT Services—4.1%
GMO Payment Gateway, Inc.	541,000	30,386,346
Mindtree Ltd.	1,840,566	38,367,846
Obic Co. Ltd.	900,700	44,585,768
SCSK Corp.	1,920,008	73,530,727
Tech Mahindra Ltd.	7,861,019	47,740,608
		234,611,295

Semiconductors & Semiconductor Equipment—0.9%
Disco Corp.	139,900	12,839,856
Rohm Co. Ltd.	847,800	36,046,286
		48,886,142

Software—3.6%
Cyient Ltd.[2]	5,040,320	31,134,837
Nemetschek AG	1,038,835	44,650,244
NICE-Systems Ltd., Sponsored ADR	1,512,750	90,643,980
OBIC Business Consultants Co. Ltd.	648,100	28,817,012
SimCorp AS	324,106	14,634,501
		209,880,574

Technology Hardware, Storage & Peripherals—0.1%
Tobii AB1	644,295	4,179,206

Materials—3.3%
Chemicals—3.3%
Bayer CropScience Ltd.	410,143	19,988,476
Johnson Matthey plc	616,344	21,734,620
Koninklijke DSM NV	752,917	37,024,413
LANXESS AG	671,875	27,883,273
PI Industries Ltd.	2,588,639	21,554,817
Rallis India Ltd.	998,913	2,143,547
Sika AG	4,969	18,853,351
Symrise AG	640,886	41,115,209
		190,297,706

13 OPPENHEIMER INTERNATIONAL SMALL-MID COMPANY FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value
Telecommunication Services—0.4%
Diversified Telecommunication Services—0.4%
VZ Holding AG	89,257	$23,515,801
Total Common Stocks (Cost $4,544,604,585)		4,880,756,544

Preferred Stock—0.6%
Sartorius AG, Preference (Cost $7,489,347)	132,798	34,217,821

	Shares	Value
Investment Company—14.9%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.42%[2,4] (Cost $860,442,385)	860,442,385	$860,442,385

Total Investments, at Value (Cost $5,412,536,317)	100.3%	5,775,416,750
Net Other Assets (Liabilities)	(0.3)	(15,712,205)
Net Assets	100.0%	$5,759,704,545

Footnotes to Statement of Investments

1. Non-income producing security.

2. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares August 31, 2015	Gross Additions	Gross Reductions	Shares February 29, 2016
Cyient Ltd.[a]	5,848,235	—	807,915	5,040,320
Hibernia REIT plc	36,521,343	1,964,951	—	38,486,294
Istyle, Inc.	—	3,202,600[b]	—	3,202,600
Oppenheimer Institutional Money
Market Fund, Cl. E	791,651,975	679,051,997	610,261,587	860,442,385
Qliro Group AB	7,836,819	—	—	7,836,819
Vectura Group plc	25,088,946	891,020	—	25,979,966
XING AG	300,779	62,602	—	363,381

		Value	Income	Realized Loss
Cyient Ltd.[a]		$ —[c]	$270,054	$2,181,606
Hibernia REIT plc		52,129,956	232,291	—
Istyle, Inc.		22,744,799	—	—
Oppenheimer Institutional Money Market Fund, Cl. E		860,442,385	1,193,028	—
Qliro Group AB		6,609,475	—	—
Vectura Group plc		58,688,787	—	—
XING AG		61,345,716	—	—

Total		$1,061,961,118	$1,695,373	$2,181,606

a. No longer an affiliate as of February 29, 2016.

b. All or a portion is the result of a corporate action.

c. The security is no longer an affiliate; therefore, the value has been excluded from this table.

3. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $79,641,208 or 1.38% of the Fund’s net assets at period end.

4. Rate shown is the 7-day yield at period end.

14 OPPENHEIMER INTERNATIONAL SMALL-MID COMPANY FUND

Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:

Geographic Holdings	Value	Percent

United States	$1,059,635,424	18.3%
Japan	1,053,528,336	18.2
United Kingdom	936,036,468	16.2
Switzerland	480,481,271	8.3
Germany	445,277,383	7.7
France	242,074,953	4.2
India	237,315,427	4.1
Denmark	177,679,329	3.1
Ireland	144,624,093	2.5
Finland	115,159,881	2.0
Spain	114,497,017	2.0
Israel	90,643,980	1.6
Netherlands	78,908,775	1.4
Belgium	78,720,740	1.4
Italy	78,340,813	1.3
Iceland	64,035,920	1.1
Australia	59,861,605	1.0
Luxembourg	50,404,277	0.9
Hong Kong	45,111,021	0.8
Sweden	44,994,109	0.8
Brazil	43,802,594	0.8
Canada	41,228,878	0.7
Norway	34,525,902	0.6
Singapore	33,896,688	0.6
Greece	18,550,020	0.3
Russia	6,081,846	0.1

Total	$5,775,416,750	100.0%

See accompanying Notes to Financial Statements.

15 OPPENHEIMER INTERNATIONAL SMALL-MID COMPANY FUND

STATEMENT OF ASSETS AND LIABILITIES February 29, 2016 Unaudited

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $4,334,753,943)	$4,713,455,632
Affiliated companies (cost $1,077,782,374)	1,061,961,118

5,775,416,750

Cash	3,666,027

Cash—foreign currencies (cost $585,240)	584,751

Receivables and other assets:
Shares of beneficial interest sold	17,226,281
Dividends	5,958,789
Investments sold	1,790,634
Other	263,664

Total assets	5,804,906,896

Liabilities
Payables and other liabilities:
Investments purchased	38,004,509
Shares of beneficial interest redeemed	6,265,850
Distribution and service plan fees	549,892
Trustees’ compensation	226,078
Other	156,022

Total liabilities	45,202,351

Net Assets	$5,759,704,545

Composition of Net Assets
Paid-in capital	$5,537,201,109

Accumulated net investment loss	(15,830,011)

Accumulated net realized loss on investments and foreign currency transactions	(124,242,875)

Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	362,576,322

Net Assets	$5,759,704,545

16 OPPENHEIMER INTERNATIONAL SMALL-MID COMPANY FUND

Net Asset Value Per Share
Class A Shares:

Net asset value and redemption price per share (based on net assets of $2,415,114,505 and 70,529,784 shares of beneficial interest outstanding)	$34.24

Maximum offering price per share (net asset value plus sales charge of 5.75% of offering price)	$36.33

Class B Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $7,929,456 and 246,008 shares of beneficial interest outstanding)	$32.23

Class C Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $317,905,859 and 9,988,969 shares of beneficial interest outstanding)	$31.83

Class I Shares:

Net asset value, redemption price and offering price per share (based on net assets of $1,050,171,305 and 30,827,733 shares of beneficial interest outstanding)	$34.07

Class R Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $66,393,460 and 2,021,520 shares of beneficial interest outstanding)	$32.84

Class Y Shares:

Net asset value, redemption price and offering price per share (based on net assets of $1,902,189,960 and 55,938,847 shares of beneficial interest outstanding)	$34.00

See accompanying Notes to Financial Statements.

17 OPPENHEIMER INTERNATIONAL SMALL-MID COMPANY FUND

STATEMENT OF

OPERATIONS For the Six Months Ended February 29, 2016 Unaudited

Investment Income
Dividends:
Unaffiliated companies (net of foreign withholding taxes of $1,280,096)	$16,756,213
Affiliated companies (net of foreign withholding taxes of $1,183)	1,695,373

Total investment income	18,451,586

Expenses
Management fees	18,747,180

Distribution and service plan fees:
Class A	2,819,557
Class B	43,882
Class C	1,543,146
Class R	164,066

Transfer and shareholder servicing agent fees:
Class A	2,518,383
Class B	9,694
Class C	340,004
Class I	158,138
Class R	72,827
Class Y	1,863,401

Shareholder communications:
Class A	12,455
Class C	913
Class I	384
Class R	254
Class Y	4,177

Custodian fees and expenses	281,916

Trustees’ compensation	47,960

Borrowing fees	41,182

Other	185,896

Total expenses	28,855,415
Less reduction to custodian expenses	(800)
Less waivers and reimbursements of expenses	(457,722)

Net expenses	28,396,893

Net Investment Loss	(9,945,307)

18 OPPENHEIMER INTERNATIONAL SMALL-MID COMPANY FUND

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments from:
Unaffiliated companies (net of foreign capital gains tax of $1)	$24,366,803
Affiliated companies	(2,181,606)
Foreign currency transactions	(686,262)

Net realized gain	21,498,935

Net change in unrealized appreciation/depreciation on:
Investments	(327,881,781)
Translation of assets and liabilities denominated in foreign currencies	(34,843,353)

Net change in unrealized appreciation/depreciation	(362,725,134)

Net Decrease in Net Assets Resulting from Operations	$(351,171,506)

See accompanying Notes to Financial Statements.

19 OPPENHEIMER INTERNATIONAL SMALL-MID COMPANY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended February 29, 2016 (Unaudited)	Year Ended August 31, 2015

Operations
Net investment income (loss)	$(9,945,307)	$10,500,990

Net realized gain	21,498,935	110,410,860

Net change in unrealized appreciation/depreciation	(362,725,134)	125,551,496

Net increase (decrease) in net assets resulting from operations	(351,171,506)	246,463,346

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(1,646,365)	(5,430,289)
Class B	—	—
Class C	—	—
Class I	(4,170,643)	(7,446,914)
Class R	—	(86,766)
Class Y	(4,723,583)	(4,127,214)

	(10,540,591)	(17,091,183)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	597,247,835	793,421,654
Class B	(942,999)	(3,589,902)
Class C	57,691,871	74,923,102
Class I	85,686,749	79,137,586
Class R	9,657,303	18,771,959
Class Y	621,855,346	721,379,351

	1,371,196,105	1,684,043,750

Net Assets
Total increase	1,009,484,008	1,913,415,913

Beginning of period	4,750,220,537	2,836,804,624

End of period (including accumulated net investment income (loss) of $(15,830,011) and $4,655,887, respectively)	$5,759,704,545	$4,750,220,537

See accompanying Notes to Financial Statements.

20 OPPENHEIMER INTERNATIONAL SMALL-MID COMPANY FUND

FINANCIAL HIGHLIGHTS

Class A	Six Months Ended February 29, 2016 (Unaudited)	Year Ended August 31, 2015	Year Ended August 29, 2014[1]	Year Ended August 30, 2013[1]	Year Ended August 31, 2012	Year Ended August 31, 2011

Per Share Operating Data
Net asset value, beginning of period	$36.38	$33.92	$27.32	$20.56	$21.90	$19.70

Income (loss) from investment operations:
Net investment income (loss)[2]	(0.09)	0.06	0.14	0.20	0.12	(0.01)
Net realized and unrealized gain (loss)	(2.03)	2.55	6.69	6.81	(0.55)	4.37

Total from investment operations	(2.12)	2.61	6.83	7.01	(0.43)	4.36

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.02)	(0.15)	(0.23)	(0.25)	(0.91)	(2.16)

Net asset value, end of period	$34.24	$36.38	$33.92	$27.32	$20.56	$21.90

Total Return, at Net Asset Value[3]	(5.82)%	7.77%	25.06%	34.40%	(1.39)%	21.27%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,415,115	$1,968,434	$1,076,376	$593,624	$454,037	$552,604

Average net assets (in thousands)	$2,303,766	$1,373,719	$922,903	$517,067	$476,217	$658,653

Ratios to average net assets:[4]
Net investment income (loss)	(0.48)%	0.18%	0.42%	0.83%	0.61%	(0.03)%
Expenses excluding interest and fees from borrowings	1.18%	1.19%	1.20%	1.24%	1.29%	1.23%
Interest and fees from borrowings	0.00%[5]	0.00%[5]	0.00%	0.00%	0.00%	0.00%

Total expenses[6]	1.18%	1.19%	1.20%	1.24%	1.29%	1.23%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.16%	1.18%	1.19%	1.24%	1.29%	1.22%

Portfolio turnover rate	9%	15%	18%	25%	46%	122%

21 OPPENHEIMER INTERNATIONAL SMALL-MID COMPANY FUND

FINANCIAL HIGHLIGHTS Continued

1. August 29, 2014 and August 30, 2013 represent the last business days of the Fund’s respective reporting periods.

See Note 2 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended February 29, 2016	1.20%
Year Ended August 31, 2015	1.20%
Year Ended August 29, 2014	1.21%
Year Ended August 30, 2013	1.24%
Year Ended August 31, 2012	1.29%
Year Ended August 31, 2011	1.24%

See accompanying Notes to Financial Statements.

22 OPPENHEIMER INTERNATIONAL SMALL-MID COMPANY FUND

Class B	Six Months Ended February 29, 2016 (Unaudited)	Year Ended August 31, 2015	Year Ended August 29, 2014[1]	Year Ended August 30, 2013[1]	Year Ended August 31, 2012	Year Ended August 31, 2011

Per Share Operating Data
Net asset value, beginning of period	$34.35	$32.11	$25.87	$19.47	$20.59	$18.63

Income (loss) from investment operations:
Net investment loss[2]	(0.21)	(0.21)	(0.13)	(0.03)	(0.08)	(0.23)
Net realized and unrealized gain (loss)	(1.91)	2.45	6.37	6.45	(0.43)	4.14

Total from investment operations	(2.12)	2.24	6.24	6.42	(0.51)	3.91

Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00	0.00	0.00	(0.02)	(0.61)	(1.95)

Net asset value, end of period	$32.23	$34.35	$32.11	$25.87	$19.47	$20.59

Total Return, at Net Asset Value[3]	(6.17)%	6.98%	24.12%	33.01%	(2.10)%	20.07%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$7,929	$9,416	$12,523	$12,246	$13,160	$29,111

Average net assets (in thousands)	$8,846	$9,751	$13,627	$12,556	$18,009	$40,509

Ratios to average net assets:[4]
Net investment loss	(1.22)%	(0.65)%	(0.43)%	(0.13)%	(0.40)%	(1.03)%
Expenses excluding interest and fees from borrowings	1.93%	1.94%	1.96%	2.29%	2.40%	2.20%
Interest and fees from borrowings	0.00%[5]	0.00%[5]	0.00%	0.00%	0.00%	0.00%

Total expenses[6]	1.93%	1.94%	1.96%	2.29%	2.40%	2.20%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.91%	1.93%	1.95%	2.13%	2.17%	2.18%

Portfolio turnover rate	9%	15%	18%	25%	46%	122%

23 OPPENHEIMER INTERNATIONAL SMALL-MID COMPANY FUND

FINANCIAL HIGHLIGHTS Continued

1. August 29, 2014 and August 30, 2013 represent the last business days of the Fund’s respective reporting periods.

See Note 2 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended February 29, 2016	1.95%
Year Ended August 31, 2015	1.95%
Year Ended August 29, 2014	1.97%
Year Ended August 30, 2013	2.29%
Year Ended August 31, 2012	2.40%
Year Ended August 31, 2011	2.21%

See accompanying Notes to Financial Statements.

24 OPPENHEIMER INTERNATIONAL SMALL-MID COMPANY FUND

Class C	Six Months Ended February 29, 2016 (Unaudited)	Year Ended August 31, 2015	Year Ended August 29, 2014[1]	Year Ended August 30, 2013[1]	Year Ended August 31, 2012	Year Ended August 31, 2011

Per Share Operating Data
Net asset value, beginning of period	$33.92	$31.71	$25.61	$19.30	$20.56	$18.61

Income (loss) from investment operations:
Net investment income (loss)[2]	(0.20)	(0.18)	(0.10)	0.02	(0.03)	(0.17)
Net realized and unrealized gain (loss)	(1.89)	2.39	6.28	6.39	(0.49)	4.12

Total from investment operations	(2.09)	2.21	6.18	6.41	(0.52)	3.95

Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00	0.00	(0.08)	(0.10)	(0.74)	(2.00)

Net asset value, end of period	$31.83	$33.92	$31.71	$25.61	$19.30	$20.56

Total Return, at Net Asset Value[3]	(6.16)%	6.97%	24.14%	33.33%	(2.07)%	20.30%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$317,906	$281,439	$193,529	$104,547	$76,156	$96,197

Average net assets (in thousands)	$310,895	$211,533	$161,291	$88,338	$81,613	$115,526

Ratios to average net assets:[4]
Net investment income (loss)	(1.23)%	(0.57)%	(0.34)%	0.07%	(0.14)%	(0.79)%
Expenses excluding interest and fees from borrowings	1.93%	1.94%	1.96%	2.02%	2.04%	1.99%
Interest and fees from borrowings	0.00%[5]	0.00%[5]	0.00%	0.00%	0.00%	0.00%

Total expenses[6]	1.93%	1.94%	1.96%	2.02%	2.04%	1.99%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.91%	1.93%	1.95%	2.02%	2.04%	1.98%

Portfolio turnover rate	9%	15%	18%	25%	46%	122%

25 OPPENHEIMER INTERNATIONAL SMALL-MID COMPANY FUND

FINANCIAL HIGHLIGHTS Continued

1. August 29, 2014 and August 30, 2013 represent the last business days of the Fund’s respective reporting periods.

See Note 2 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended February 29, 2016	1.95%
Year Ended August 31, 2015	1.95%
Year Ended August 29, 2014	1.97%
Year Ended August 30, 2013	2.02%
Year Ended August 31, 2012	2.04%
Year Ended August 31, 2011	2.00%

See accompanying Notes to Financial Statements.

26 OPPENHEIMER INTERNATIONAL SMALL-MID COMPANY FUND

Class I	Six Months Ended February 29, 2016 (Unaudited)	Year Ended August 31, 2015	Year Ended August 29, 2014[1]	Year Ended August 30, 2013[1]	Period Ended August 31, 2012[2]

Per Share Operating Data
Net asset value, beginning of period	$36.23	$33.76	$27.17	$20.40	$18.38

Income (loss) from investment operations:
Net investment income (loss)[3]	(0.01)	0.21	0.26	0.30	0.15
Net realized and unrealized gain (loss)	(2.01)	2.54	6.66	6.83	1.87

Total from investment operations	(2.02)	2.75	6.92	7.13	2.02

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.14)	(0.28)	(0.33)	(0.36)	0.00

Net asset value, end of period	$34.07	$36.23	$33.76	$27.17	$20.40

Total Return, at Net Asset Value[4]	(5.61)%	8.27%	25.59%	35.34%	10.99%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,050,171	$1,032,630	$893,125	$571,154	$1,093

Average net assets (in thousands)	$1,059,756	$911,969	$787,902	$114,975	$293

Ratios to average net assets:[5]
Net investment income (loss)	(0.04)%	0.60%	0.81%	1.15%	1.20%
Expenses excluding interest and fees from borrowings	0.74%	0.76%	0.77%	0.83%	0.83%
Interest and fees from borrowings	0.00%[6]	0.00%[6]	0.00%	0.00%	0.00%

Total expenses[7]	0.74%	0.76%	0.77%	0.83%	0.83%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.72%	0.75%	0.76%	0.83%	0.83%

Portfolio turnover rate	9%	15%	18%	25%	46%

27 OPPENHEIMER INTERNATIONAL SMALL-MID COMPANY FUND

FINANCIAL HIGHLIGHTS Continued

1. August 29, 2014 and August 30, 2013 represent the last business days of the Fund’s respective reporting periods.

See Note 2 of the accompanying Notes.

2. For the period from December 29, 2011 (inception of offering) to August 31, 2012.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Less than 0.005%.

7. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended February 29, 2016	0.76%
Year Ended August 31, 2015	0.77%
Year Ended August 29, 2014	0.78%
Year Ended August 30, 2013	0.83%
Period Ended August 31, 2012	0.83%

See accompanying Notes to Financial Statements.

28 OPPENHEIMER INTERNATIONAL SMALL-MID COMPANY FUND

Class R	Six Months Ended February 29, 2016 (Unaudited)	Year Ended August 31, 2015	Year Ended August 29, 2014[1]	Year Ended August 30, 2013[1]	Year Ended August 31, 2012	Year Ended August 31, 2011

Per Share Operating Data
Net asset value, beginning of period	$34.92	$32.55	$26.22	$19.75	$21.03	$18.98

Income (loss) from investment operations:
Net investment income (loss)[2]	(0.12)	(0.02)	0.04	0.12	0.05	(0.09)
Net realized and unrealized gain (loss)	(1.96)	2.46	6.44	6.53	(0.51)	4.23

Total from investment operations	(2.08)	2.44	6.48	6.65	(0.46)	4.14

Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00	(0.07)	(0.15)	(0.18)	(0.82)	(2.09)

Net asset value, end of period	$32.84	$34.92	$32.55	$26.22	$19.75	$21.03

Total Return, at Net Asset Value[3]	(5.96)%	7.53%	24.74%	33.90%	(1.67)%	20.88%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$66,394	$60,908	$39,082	$27,641	$24,303	$30,562

Average net assets (in thousands)	$66,555	$45,566	$35,888	$26,402	$25,519	$40,162

Ratios to average net assets:[4]
Net investment income (loss)	(0.73)%	(0.07)%	0.13%	0.50%	0.28%	(0.39)%
Expenses excluding interest and fees from borrowings	1.43%	1.44%	1.46%	1.57%	1.62%	1.56%
Interest and fees from borrowings	0.00%[5]	0.00%[5]	0.00%	0.00%	0.00%	0.00%

Total expenses[6]	1.43%	1.44%	1.46%	1.57%	1.62%	1.56%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.41%	1.43%	1.45%	1.57%	1.62%	1.55%

Portfolio turnover rate	9%	15%	18%	25%	46%	122%

29 OPPENHEIMER INTERNATIONAL SMALL-MID COMPANY FUND

FINANCIAL HIGHLIGHTS Continued

1. August 29, 2014 and August 30, 2013 represent the last business days of the Fund’s respective reporting periods.

See Note 2 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended February 29, 2016	1.45%
Year Ended August 31, 2015	1.45%
Year Ended August 29, 2014	1.47%
Year Ended August 30, 2013	1.57%
Year Ended August 31, 2012	1.62%
Year Ended August 31, 2011	1.57%

See accompanying Notes to Financial Statements.

30 OPPENHEIMER INTERNATIONAL SMALL-MID COMPANY FUND

Class Y	Six Months Ended February 29, 2016 (Unaudited)	Year Ended August 31, 2015	Year Ended August 29, 2014[1]	Year Ended August 30, 2013[1]	Year Ended August 31, 2012	Year Ended August 31, 2011

Per Share Operating Data
Net asset value, beginning of period	$36.16	$33.71	$27.14	$20.45	$21.81	$19.62

Income (loss) from investment operations:
Net investment income (loss)[2]	(0.04)	0.16	0.26	0.32	0.22	0.09
Net realized and unrealized gain (loss)	(2.02)	2.52	6.61	6.73	(0.57)	4.36

Total from investment operations	(2.06)	2.68	6.87	7.05	(0.35)	4.45

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.10)	(0.23)	(0.30)	(0.36)	(1.01)	(2.26)

Net asset value, end of period	$34.00	$36.16	$33.71	$27.14	$20.45	$21.81

Total Return, at Net Asset Value[3]	(5.70)%	8.05%	25.40%	34.85%	(0.95)%	21.77%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,902,190	$1,397,394	$622,170	$106,696	$394,848	$408,243

Average net assets (in thousands)	$1,706,907	$819,230	$357,072	$429,700	$381,371	$584,364

Ratios to average net assets:[4]
Net investment income (loss)	(0.24)%	0.47%	0.79%	1.35%	1.12%	0.39%
Expenses excluding interest and fees from borrowings	0.93%	0.95%	0.96%	0.83%	0.82%	0.83%
Interest and fees from borrowings	0.00%[5]	0.00%[5]	0.00%	0.00%	0.00%	0.00%

Total expenses[6]	0.93%	0.95%	0.96%	0.83%	0.82%	0.83%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.91%	0.94%	0.95%	0.83%	0.82%	0.82%

Portfolio turnover rate	9%	15%	18%	25%	46%	122%

31 OPPENHEIMER INTERNATIONAL SMALL-MID COMPANY FUND

FINANCIAL HIGHLIGHTS Continued

1. August 29, 2014 and August 30, 2013 represent the last business days of the Fund’s respective reporting periods.

See Note 2 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended February 29, 2016	0.95%
Year Ended August 31, 2015	0.96%
Year Ended August 29, 2014	0.97%
Year Ended August 30, 2013	0.83%
Year Ended August 31, 2012	0.82%
Year Ended August 31, 2011	0.84%

See accompanying Notes to Financial Statements.

32 OPPENHEIMER INTERNATIONAL SMALL-MID COMPANY FUND

NOTES TO FINANCIAL STATEMENTS February 29, 2016 Unaudited

1. Organization

Oppenheimer International Small-Mid Company Fund (the “Fund”), formerly known as Oppenheimer International Small Company Fund, is a diversified open-end management investment company registered under the Investment Company Act of 1940 (the “1940 Act”), as amended. The Fund’s investment objective is to seek capital appreciation. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

The Fund offers Class A, Class C, Class I, Class R and Class Y shares, and previously offered Class B shares for new purchase through June 29, 2012. Subsequent to that date, no new purchases of Class B shares are permitted, however reinvestment of dividend and/or capital gain distributions and exchanges of Class B shares into and from other Oppenheimer funds are allowed. As of July 1, 2014, Class N shares were renamed Class R shares. Class N shares subject to a contingent deferred sales charge (“CDSC”) on July 1, 2014, continue to be subject to a CDSC after the shares were renamed. Purchases of Class R shares occurring on or after July 1, 2014, are not subject to a CDSC upon redemption. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C and Class R shares are sold, and Class B shares were sold, without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class R shares are sold only through retirement plans. Retirement plans that offer Class R shares may impose charges on those accounts. Class I and Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class I and Class Y shares.

All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B, C and R shares have separate distribution and/or service plans under which they pay fees. Class I and Class Y shares do not pay such fees. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.

The following is a summary of significant accounting policies followed in the Fund’s preparation of financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Reporting Period End Date. The last day of the Fund’s reporting period is the last day the New York Stock Exchange was open for trading during the period. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

33 OPPENHEIMER INTERNATIONAL SMALL-MID COMPANY FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

2. Significant Accounting Policies (Continued)

Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

Reported net realized gains and losses from foreign currency transactions arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, exchange rate fluctuations between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation and depreciation on the translation of assets and liabilities denominated in foreign currencies arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.

The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund’s Statement of Operations.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. GAAP, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager.

The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made to shareholders prior to the Fund’s fiscal year end may ultimately be categorized as a tax return of capital.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

34 OPPENHEIMER INTERNATIONAL SMALL-MID COMPANY FUND

2. Significant Accounting Policies (Continued)

Return of Capital Estimates. Distributions received from the Fund’s investments in Real Estate Investments Trusts (REITs), generally are comprised of income and return of capital. The Fund records investment income and return of capital based on estimates. Such estimates are based on historical information available from each REIT and other industry sources. These estimates may subsequently be revised based on information received from REITs after their tax reporting periods are concluded.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold (except for the investments in the Subsidiary) are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former Trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends. The Fund has analyzed its tax positions for the fiscal year ended August 31, 2015, including open tax years, and does not believe there are any uncertain tax positions requiring recognition in the Fund’s financial statements.

During the fiscal year ended August 31, 2015, the Fund utilized $107,631,796 of capital loss carryforward to offset capital gains realized in that fiscal year. Details of the fiscal year ended August 31, 2015 capital loss carryforwards are included in the table below. Capital loss carryforwards with no expiration, if any, must be utilized prior to those with expiration dates. Capital losses with no expiration will be carried forward to future years if not offset by gains.

35 OPPENHEIMER INTERNATIONAL SMALL-MID COMPANY FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

2. Significant Accounting Policies (Continued)

Expiring
2018	$139,079,187
2019	7,946,140

Total	$147,025,327

At period end, it is estimated that the capital loss carryforwards would be $125,526,392 expiring by 2019. The estimated capital loss carryforward represents the carryforward as of the end of the last fiscal year, increased or decreased by capital losses or gains realized in the first six months of the current fiscal year. During the reporting period, it is estimated that the Fund will utilize $21,498,935 of capital loss carryforward to offset realized capital gains.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains are determined in accordance with federal income tax requirements, which may differ from the character of net investment income or net realized gains presented in those financial statements in accordance with U.S. GAAP. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$5,412,536,317
Federal tax cost of other investments	585,239

Total federal tax cost	$5,413,121,556

Gross unrealized appreciation	$1,003,898,760
Gross unrealized depreciation	(641,322,437)

Net unrealized appreciation	$362,576,323

Certain foreign countries impose a tax on capital gains which is accrued by the Fund based on unrealized appreciation, if any, on affected securities. The tax is paid when the gain is realized.

Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock

36 OPPENHEIMER INTERNATIONAL SMALL-MID COMPANY FUND

3. Securities Valuation (Continued)

Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the mean between the bid and asked price on the principal exchange or, if not available from the principal exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) a bid from the principal exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer. A security of a foreign issuer traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage

37 OPPENHEIMER INTERNATIONAL SMALL-MID COMPANY FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

3. Securities Valuation (Continued)

obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors

Corporate debt, government debt, municipal, mortgage- backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.

Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third

38 OPPENHEIMER INTERNATIONAL SMALL-MID COMPANY FUND

3. Securities Valuation (Continued)

party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities at period end based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$—	$821,560,889	$—	$821,560,889
Consumer Staples	—	394,105,221	1,506	394,106,727
Financials	—	546,697,585	—	546,697,585
Health Care	213,381,053	1,027,807,956	—	1,241,189,009
Industrials	41,228,878	801,109,708	—	842,338,586
Information Technology	104,839,165	716,211,076	—	821,050,241
Materials	—	190,297,706	—	190,297,706
Telecommunication Services	—	23,515,801	—	23,515,801
Preferred Stock	—	34,217,821	—	34,217,821

39 OPPENHEIMER INTERNATIONAL SMALL-MID COMPANY FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

3. Securities Valuation (Continued)

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Investments, at Value: (Continued)
Investment Company	$860,442,385	$—	$—	$860,442,385

Total Assets	$1,219,891,481	$4,555,523,763	$1,506	$5,775,416,750

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

The table below shows the transfers between Level 1 and Level 2. The Fund’s policy is to recognize transfers in and transfers out as of the beginning of the reporting period.

	Transfers out of Level 1*	Transfers into Level 2*

Assets Table
Investments, at Value:
Common Stocks
Financials	$(34,561,084)	$34,561,084
Health Care	(31,489,414)	31,489,414

Total Assets	$(66,050,498)	$66,050,498

* Transfers from Level 1 to Level 2 are the result of a change from the use of an exchange traded price to a valuation received from a third-party pricing service or a fair valuation determined based on observable market information other than quoted prices from an active market.

4. Investments and Risks

Risks of Foreign Investing. The Fund may invest in foreign securities which are subject to special risks. Securities traded in foreign markets may be less liquid and more volatile than those traded in U.S. markets. Foreign issuers are usually not subject to the same accounting and disclosure requirements that U.S. companies are subject to, which may make it difficult for the Fund to evaluate a foreign company’s operations or financial condition. A change in the value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of investments denominated in that foreign currency and in the value of any income or distributions the Fund may receive on those investments. The value of foreign investments may be affected by exchange control regulations, foreign taxes, higher transaction and other costs, delays in the settlement of transactions, changes in economic or monetary policy in the United States or abroad, expropriation or nationalization of a company’s assets, or other political and economic factors. In addition, due to the inter-relationship of global economies and financial markets, changes in political and economic factors in one country or region could adversely affect conditions in another country or region. Investments in foreign securities may also expose the Fund to time-zone arbitrage risk. Foreign securities may trade on weekends

40 OPPENHEIMER INTERNATIONAL SMALL-MID COMPANY FUND

4. Investments and Risks (Continued)

or other days when the Fund does not price its shares. At times, the Fund may emphasize investments in a particular country or region and may be subject to greater risks from adverse events that occur in that country or region. Foreign securities and foreign currencies held in foreign banks and securities depositories may be subject to limited or no regulatory oversight.

Investments in Affiliated Funds. The Fund is permitted to invest in other mutual funds advised by the Manager (“Affiliated Funds”). Affiliated Funds are open-end management investment companies registered under the 1940 Act, as amended. The Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the Affiliated Funds. When applicable, the Fund’s investments in Affiliated Funds are included in the Statement of Investments. Shares of Affiliated Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the Affiliated Funds’ expenses, including their management fee. The Manager will waive fees and/ or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Affiliated Funds.

Each of the Affiliated Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Affiliated Fund than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in a money market Affiliated Fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity or for defensive purposes. IMMF is regulated as a money market fund under the Investment Company Act of 1940, as amended.

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the fund to various market risk factors:

41 OPPENHEIMER INTERNATIONAL SMALL-MID COMPANY FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

5. Market Risk Factors (Continued)

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6. Shares of Beneficial Interest

The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows

	Six Months Ended February 29, 2016		Year Ended August 31, 2015
	Shares	Amount	Shares	Amount

Class A
Sold	26,309,365	$946,986,764	33,407,860	$1,172,078,436
Dividends and/or distributions reinvested	42,178	1,566,047	159,497	5,142,208
Redeemed	(9,923,575)	(351,304,976)	(11,198,854)	(383,798,990)

Net increase	16,427,968	$597,247,835	22,368,503	$793,421,654

42 OPPENHEIMER INTERNATIONAL SMALL-MID COMPANY FUND

6. Shares of Beneficial Interest (Continued)

	Six Months Ended February 29, 2016		Year Ended August 31, 2015
	Shares	Amount	Shares	Amount

Class B
Sold	53,084	$1,809,725	79,889	$2,702,917
Dividends and/or distributions reinvested	—	—	—	—
Redeemed	(81,185)	(2,752,724)	(195,755)	(6,292,819)

Net decrease	(28,101)	$(942,999)	(115,866)	$(3,589,902)

Class C
Sold	2,555,956	$86,092,184	3,490,102	$115,824,832
Dividends and/or distributions reinvested	—	—	—	—
Redeemed	(864,194)	(28,400,313)	(1,296,489)	(40,901,730)

Net increase	1,691,762	$57,691,871	2,193,613	$74,923,102

Class I
Sold	5,767,521	$207,792,827	7,255,657	$252,693,291
Dividends and/or distributions reinvested	108,766	4,013,471	227,684	7,285,880
Redeemed	(3,550,969)	(126,119,549)	(5,432,206)	(180,841,585)

Net increase	2,325,318	$85,686,749	2,051,135	$79,137,586

Class R
Sold	754,005	$26,005,814	1,000,523	$33,657,490
Dividends and/or distributions reinvested	—	—	2,722	84,376
Redeemed	(476,834)	(16,348,511)	(459,519)	(14,969,907)

Net increase	277,171	$9,657,303	543,726	$18,771,959

Class Y
Sold	25,432,240	$908,589,650	30,178,601	$1,056,502,426
Dividends and/or distributions reinvested	117,809	4,341,268	112,497	3,597,628
Redeemed	(8,258,742)	(291,075,572)	(10,101,282)	(338,720,703)

Net increase	17,291,307	$621,855,346	20,189,816	$721,379,351

7. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the reporting period were as follows:

	Purchases	Sales

Investment securities	$1,712,655,794	$409,443,072

8. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

43 OPPENHEIMER INTERNATIONAL SMALL-MID COMPANY FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

8. Fees and Other Transactions with Affiliates (Continued)

Fee Schedule Through March 31, 2016

Up to $250 million	0.80%
Next $250 million	0.77
Next $500 million	0.75
Next $1 billion	0.69
Next $4 billion	0.67
Over $6 billion	0.65

Fee Schedule Effective April 1, 2016

Up to $500 million	1.00%
Next $500 million	0.95
Next $4 billion	0.92
Over $5 billion	0.90

The Fund’s effective management fee for the reporting period was 0.69% of average annual net assets before any applicable waivers.

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets. Fees incurred and average net assets for each class with respect to these services are detailed in the Statement of Operations and Financial Highlights, respectively.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Trustees’ Compensation. The Fund has adopted an unfunded retirement plan (the “Plan”) for the Fund’s Independent Trustees. Benefits are based on years of service and fees paid to each Trustee during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the “Freeze Date”) and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active Independent Trustees as of the Freeze Date have each elected a distribution method with respect to their benefits under the Plan. During the reporting period, the Fund’s projected benefit obligations, payments to retired Trustees and accumulated liability were as follows:

Projected Benefit Obligations Increased	$—
Payments Made to Retired Trustees	14,507
Accumulated Liability as of February 29, 2016	99,888

The Fund’s Board of Trustees (“Board”) has adopted a compensation deferral plan for

44 OPPENHEIMER INTERNATIONAL SMALL-MID COMPANY FUND

8. Fees and Other Transactions with Affiliates (Continued)

Independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Distribution and Service Plans for Class B, Class C and Class R Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B, Class C and Class R shares pursuant to Rule 12b-1 under the 1940 Act to compensate the Distributor for distributing those share classes, maintaining accounts and providing shareholder services. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares’ daily net assets and 0.25% on Class R shares’ daily net assets. The Fund also pays a service fee under the Plans at an annual rate of 0.25% of daily net assets. The Plans continue in effect from year to year only if the Fund’s Board of Trustees votes annually to approve their continuance at an in person meeting called for that purpose. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations.

Sales Charges. Front-end sales charges and CDSC do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the

45 OPPENHEIMER INTERNATIONAL SMALL-MID COMPANY FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

8. Fees and Other Transactions with Affiliates (Continued)

redemption of shares is shown in the following table for the period indicated.

Six Months Ended	Class A Front-End Sales Charges Retained by Distributor	Class A Contingent Deferred Sales Charges Retained by Distributor	Class B Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor	Class R Contingent Deferred Sales Charges Retained by Distributor

February 29, 2016	$345,253	$1,720	$3,390	$26,945	$2

Waivers and Reimbursements of Expenses. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF. During the reporting period, the Manager waived fees and/or reimbursed the Fund $457,722 for IMMF management fees.

Waivers and/or reimbursements may be modified or terminated as set forth according to the terms in the prospectus.

9. Borrowings and Other Financing

Joint Credit Facility. A number of mutual funds managed by the Manager participate in a $1.28 billion revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with atypical redemption activity. Expenses and fees related to the Facility are paid by the participating funds and are disclosed separately or as other expenses on the Statement of Operations. The Fund did not utilize the Facility during the reporting period.

10. Pending Litigation

In 2009, several putative class action lawsuits were filed and later consolidated before the U.S. District Court for the District of Colorado against OppenheimerFunds, Inc. (“OFI”), OppenheimerFunds Distributor, Inc. (“OFDI”), and Oppenheimer Rochester California Municipal Fund, a fund advised by OFI Global Asset Management, Inc. and distributed by the Distributor (the “California Fund”), in connection with the California Fund’s investment performance. The plaintiffs asserted claims against OFI, OFDI and certain present and former trustees and officers of the California Fund under the federal securities laws, alleging, among other things, that the disclosure documents of the California Fund contained misrepresentations and omissions and the investment policies of the California Fund were not followed. Plaintiffs in the suit filed an amended complaint and defendants filed a motion to dismiss. In 2011, the court issued an order which granted in part and denied in part the defendants’ motion to dismiss. In 2012, plaintiffs filed a motion, which defendants opposed, to certify a class and appoint class representatives and class counsel. In March 2015, the court granted plaintiffs’ motion for class certification. In May 2015, the U.S. Court of Appeals for the Tenth Circuit vacated the class certification order and remanded the matter to the district court for further proceedings. In October 2015, the district court reaffirmed its order and determined that the suit will proceed as a class action. In December 2015, the Tenth Circuit

46 OPPENHEIMER INTERNATIONAL SMALL-MID COMPANY FUND

10. Pending Litigation (Continued)

denied defendants’ petition to appeal the district court’s reaffirmed class certification order.

OFI and OFDI believe the suit is without merit; that it is premature to render any opinion as to the likelihood of an outcome unfavorable to them in the suit; and that no estimate can yet be made as to the amount or range of any potential loss. Furthermore, OFI believes that the suit should not impair the ability of OFI or OFDI to perform their respective duties to the Fund and that the outcome of the suit should not have any material effect on the operations of any of the Oppenheimer funds.

47 OPPENHEIMER INTERNATIONAL SMALL-MID COMPANY FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY

AND SUB-ADVISORY AGREEMENTS Unaudited

The Fund has entered into an investment advisory agreement with OFI Global Asset Management, Inc. (“OFI Global” or the “Adviser”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”) (“OFI Global” and “OFI” together the “Managers”) and OFI Global has entered into a sub-advisory agreement with OFI whereby OFI provides investment sub-advisory services to the Fund (collectively, the “Agreements”). Each year, the Board of Trustees (the “Board”), including a majority of the independent Trustees, is required to determine whether to approve the terms of the Agreements and the renewal thereof. The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Managers provide, such information as may be reasonably necessary to evaluate the terms of the Agreements. The Board employs an independent consultant to prepare a report that provides information, including comparative information that the Board requests for that purpose. In addition to in-person meetings focused on this evaluation, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.

The Adviser, Sub-Adviser and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Managers’ services, (ii) the comparative investment performance of the Fund and the Managers, (iii) the fees and expenses of the Fund, including comparative fee and expense information, (iv) the profitability of the Managers and their affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Managers from their relationship with the Fund. The Board was aware that there are alternatives to retaining the Managers.

Outlined below is a summary of the principal information considered by the Board as well as the Board’s conclusions.

Nature, Quality and Extent of Services. The Board considered information about the nature, quality and extent of the services provided to the Fund and information regarding the Managers’ key personnel who provide such services. The Managers’ duties include providing the Fund with the services of the portfolio manager and the Sub-Adviser’s investment team, who provide research, analysis and other advisory services in regard to the Fund’s investments; and securities trading services. OFI Global is responsible for oversight of third-party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund’s investment restrictions; risk management; and oversight of the Sub-Adviser. OFI Global is also responsible for providing certain administrative services to the Fund as well. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund’s operations; preparing and filing reports required by the U.S. Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by federal and state securities laws for the sale of the Fund’s shares. OFI Global also provides the Fund with office space, facilities and equipment.

48 OPPENHEIMER INTERNATIONAL SMALL-MID COMPANY FUND

The Board also considered the quality of the services provided and the quality of the Managers’ resources that are available to the Fund. The Board took account of the fact that the Sub-Adviser has had over fifty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Managers’ advisory, administrative, accounting, legal, compliance services and risk management, and information the Board has received regarding the experience and professional qualifications of the Managers’ key personnel and the size and functions of its staff. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of Rezo Kanovich, the portfolio manager for the Fund, and the Sub-Adviser’s investment team and analysts. The Board members also considered the totality of their experiences with the Managers as directors or trustees of the Fund and other funds advised by the Managers. The Board considered information regarding the quality of services provided by affiliates of the Managers, which the Board members have become knowledgeable about through their experiences with the Managers and in connection with the renewal of the Fund’s service agreements. The Board concluded, in light of the Managers’ experience, reputation, personnel, operations and resources that the Fund benefits from the services provided under the Agreements.

Investment Performance of the Managers and the Fund. Throughout the year, the Managers provided information on the investment performance of the Fund, the Adviser and the Sub-Adviser, including comparative performance information. The Board also reviewed information, prepared by the Managers and by the independent consultant, comparing the Fund’s historical performance to relevant benchmarks or market indices and to the performance of other retail funds in the foreign small/mid growth category. The Board noted that the Fund’s one-year, three-year, five-year and ten-year performance was better than its category median.

Fees and Expenses of the Fund. The Board reviewed the fees paid to the Adviser and the other expenses borne by the Fund. The Board also considered the comparability of the fees charged and the services provided to the Fund to the fees and services for other clients or accounts advised by the Adviser. The independent consultant provided comparative data in regard to the fees and expenses of the Fund and other retail front-end load foreign small/mid growth funds with comparable asset levels and distribution features. The Board noted that the Fund’s contractual management fees and total expenses were lower than its peer group median and category median.

Economies of Scale and Profits Realized by the Managers. The Board considered information regarding the Managers’ costs in serving as the Fund’s investment adviser and sub-adviser, including the costs associated with the personnel and systems necessary to manage the Fund, and information regarding the Managers’ profitability from their relationship with the Fund. The Board also considered that the Managers must be able to pay and retain experienced professional personnel at competitive rates to provide quality services to the Fund. The Board reviewed whether the Managers may realize economies of scale in managing and supporting the Fund. The Board noted that the Fund currently has management fee breakpoints, which are intended to share with Fund shareholders economies of scale that may exist as the Fund’s assets grow.

49 OPPENHEIMER INTERNATIONAL SMALL-MID COMPANY FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY

AND SUB-ADVISORY AGREEMENTS Unaudited / Continued

Other Benefits to the Managers. In addition to considering the profits realized by the Managers, the Board considered information that was provided regarding the direct and indirect benefits the Managers receive as a result of their relationship with the Fund, including compensation paid to the Managers’ affiliates and research provided to the Adviser in connection with permissible brokerage arrangements (soft dollar arrangements).

Conclusions. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Trustees. Fund counsel and the independent Trustees’ counsel are independent of the Managers within the meaning and intent of the Securities and Exchange Commission Rules.

Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, decided to continue the Agreements through September 30, 2016. In arriving at its decision, the Board did not identify any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Agreements, including the management fees, in light of all the surrounding circumstances.

50 OPPENHEIMER INTERNATIONAL SMALL-MID COMPANY FUND

PORTFOLIO PROXY VOTING POLICIES AND GUIDELINES;

UPDATES TO STATEMENTS OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800. CALL OPP (225.5677), (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800. CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800. CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

51 OPPENHEIMER INTERNATIONAL SMALL-MID COMPANY FUND

DISTRIBUTION SOURCES Unaudited

For any distribution that took place over the Fund’s reporting period, the table below details on a per-share basis the percentage of the Fund’s total distribution payment amount that was derived from the following sources: net income, net profit from the sale of securities, and other capital sources. This information is based upon income and capital gains using generally accepted accounting principles as of the date of each distribution. Because the Fund is actively managed, the relative amount of the Fund’s total distributions derived from various sources over the calendar year may change. Please note that this information should not be used for tax reporting purposes as the tax character of distributable income may differ from the amounts used for this notification. You will receive IRS tax forms in the first quarter of each calendar year detailing the actual amount of the taxable and non-taxable portion of distributions paid to you during the tax year.

For the most current information, please go to oppenheimerfunds.com. Select your Fund, then the ’Detailed’ tab; where ‘Dividends’ are shown, the Fund’s latest pay date will be followed by the sources of any distribution, updated daily.

Fund Name	Pay Date	Net Income	Net Profit from Sale	Other Capital Sources
Oppenheimer International Small-Mid Company Fund[1]	12/8/15	76.7%	23.3%	0.0%

1. Prior to 12/29/15, the Fund’s name was Oppenheimer International Small Company Fund.

52 OPPENHEIMER INTERNATIONAL SMALL-MID COMPANY FUND

OPPENHEIMER INTERNATIONAL SMALL-MID COMPANY FUND

Trustee and Officers	Brian F. Wruble, Chairman of the Board of Trustees and Trustee
As of 3/1/16	Beth Ann Brown, Trustee
Matthew P. Fink, Trustee
Edmund P. Giambastiani, Jr., Trustee
Elizabeth Krentzman, Trustee
Mary F. Miller, Trustee
Joel W. Motley, Trustee
Joanne Pace, Trustee
Daniel Vandivort, Trustee
Rezo Kanovich, Vice President
Arthur P. Steinmetz, Trustee, President and Principal Executive Officer
Cynthia Lo Bessette, Secretary and Chief Legal Officer
Jennifer Sexton, Vice President and Chief Business Officer
Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money
Laundering Officer
Brian S. Petersen, Treasurer and Principal Financial & Accounting Officer

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder	OFI Global Asset Management, Inc.
Servicing Agent

Sub-Transfer Agent	Shareholder Services, Inc.
DBA OppenheimerFunds Services

Independent Registered	KPMG LLP
Public Accounting Firm

Legal Counsel	Kramer Levin Naftalis & Frankel LLP

The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent registered public accounting firm.

© 2016 OppenheimerFunds, Inc. All Rights reserved.

53 OPPENHEIMER INTERNATIONAL SMALL-MID COMPANY FUND

PRIVACY POLICY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain nonpublic personal information about our shareholders from the following sources:

●	Applications or other forms
●	When you create a user ID and password for online account access
●	When you enroll in eDocs Direct, our electronic document delivery service
●	Your transactions with us, our affiliates or others
●	A software program on our website, often referred to as a “cookie,” which indicates which parts of our site you’ve visited
●	When you set up challenge questions to reset your password online

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

Copies of confirmations, account statements and other documents reporting activity in your fund accounts are made available to your financial advisor (as designated by you). We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest financial services or educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

54 OPPENHEIMER INTERNATIONAL SMALL-MID COMPANY FUND

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website. As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

We do not guarantee or warrant that any part of our website, including files available for download, are free of viruses or other harmful code. It is your responsibility to take appropriate precautions, such as use of an anti-virus software package, to protect your computer hardware and software.

●	All transactions, including redemptions, exchanges and purchases, are secured by SSL and 256-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.
●	Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.
●	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, do not allow it to be used by anyone else. Also, take special precautions when accessing your account on a computer used by others.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., each of its investment adviser subsidiaries, OppenheimerFunds Distributor, Inc. and OFI Global Trust Co. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated March 2015. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about this privacy policy, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at 1.800. CALL OPP (225.5677).

55 OPPENHEIMER INTERNATIONAL SMALL-MID COMPANY FUND

OppenheimerFunds®

The Right Way

to Invest

Visit us at oppenheimerfunds.com for 24-hr access to account information and transactions or call us at 800.CALL OPP (800.225.5677) for 24-hr automated information and automated transactions. Representatives also available Mon–Fri 8am-8pm ET.

Visit Us oppenheimerfunds.com Call Us 800 225 5677

Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.

225 Liberty Street, New York, NY 10281-1008

© 2016 OppenheimerFunds Distributor, Inc. All rights reserved.

RS0815.001.0216 April 25, 2016

Item 2.  Code of Ethics.

Not applicable to semiannual reports.

Item 3.  Audit Committee Financial Expert.

Not applicable to semiannual reports.

Item 4.  Principal Accountant Fees and Services.

Not applicable to semiannual reports.

Item 5.  Audit Committee of Listed Registrants

Not applicable.

Item 6.  Schedule of Investments.

a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

None

Item 11.  Controls and Procedures.

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 2/29/2016, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)	(1)	Not applicable to semiannual reports.

	(2)	Exhibits attached hereto.

	(3)	Not applicable.

(b)	Exhibit attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer International Small-Mid Company Fund

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	4/15/2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	4/15/2016
By:	/s/ Brian S. Petersen
Brian S. Petersen
Principal Financial Officer
Date:	4/15/2016